Related Party Transactions - Summary of the Activity with Respect to Loans Made to the Company's Officers and Directors, and Their Affiliates (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Related Party Transactions [Abstract]
Balance at beginning of year	$ 3,281	$ 3,282
Additions	661	807
Reductions	(899)	(808)
Balance at end of year	$ 3,043	$ 3,281